As Filed with the Securities and
                             Exchange Commission on
                                   May 10, 2000


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             KOREA EQUITY FUND, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      4.    Date Filed:

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

                             KOREA EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                            ------------------------

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                                  June 20, 2000

                            ------------------------

To the Shareholders of
Korea Equity Fund, Inc.:

      Notice is hereby given that the 2000 Annual Meeting of Shareholders (the "Meeting") of Korea Equity Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, New York, New York, on Tuesday, June 20, 2000, at 10:30 A.M. for the following purposes:

      (1) To elect six Directors to serve for the ensuing year;

      (2) To consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending October 31, 2000;

      (3) To consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.;

      (4) To consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.;

      (5) To amend the Fund's fundamental investment limitation concerning industry concentration to permit the Fund to invest up to 35% of its total assets in certain industries; and

      (6) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on March 31, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after June 1, 2000, at the offices of the Fund, 180 Maiden Lane, New York, New York.

    You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                        By Order of the Board of Directors


                                                   John J. Boretti
                                                      Secretary


New York, New York
Dated: May 10, 2000

                      [This Page intentionally left blank]

                                 PROXY STATEMENT

                             KOREA EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                            ------------------------

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                  June 20, 2000

                            ------------------------

                                  INTRODUCTION


      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2000 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, New York, New York, on Monday, June 20, 2000, at 10:30 A.M. The approximate mailing date of this Proxy Statement is May 11, 2000.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors, (b) FOR the ratification of the selection of independent accountants, (c) FOR approval of a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), (d) FOR approval of a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM") and (e) FOR the amendment of the Fund's fundamental investment limitation concerning industry concentration to permit the Fund to invest up to 35% of its total assets in certain industries. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.


      The Board of Directors has fixed the close of business on March 31, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of March 31, 2000, the Fund had outstanding 8,409,000 shares of Common Stock, par value $0.10 per share.

      The Board of Directors of the Fund knows of no business other than that mentioned in Items 1, 2, 3, 4 and 5 of the Notice of meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      At the Meeting six Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below unless otherwise indicated.

      The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. It is currently expected that any substitute nominee for Director who is not an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940) also will be a non-interested person.


      Certain information concerning the nominees is set forth as follows:


                                                                                                     Shares of
                                                                                                    Common Stock
                                                                                                    of the Fund
                                      Principal Occupations                                         Beneficially
  Name and Address                   During Past Five Years                          Director          Owned at
      of Nominee                   and Public Directorships(1)             Age        Since         March 31, 2000
      ----------                   ---------------------------             ---        -----         --------------
William G. Barker, Jr.(2) ...... Consultant to the television industry     67         1993                -0-
111 Parsonage Road                 since 1991.
Greenwich, Connecticut 06830

George H. Chittenden(2) ........ Director of Bank Audi (USA).              82         1993              1,000
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443

Nobuo Katayama(3)(4)............ President of the Fund since 1999;         52         1999                -0-
180 Maiden Lane                  President and Director of NAM-U.S.A.
New York, New York 10038         since 1999; Marketing Officer of NAM from
                                 1997 to 1999; Director and Chief
                                 Portfolio Manager of NAM from 1993 to
                                 1997.

Chor Weng Tan(2) ............... Managing  Director  for  Education,  The  63         1993              2,500
3 Park Avenue                    American Society of Mechanical
New York, New York 10016         Engineering since 1991. Director of
                                 Tround International, Inc. from 1984 to
                                 1997.

Arthur R. Taylor(2) ............ President of Muhlenberg College since     64         1993                -0-
2400 Chew Street                 1992; Dean of the Faculty of Business of
Allentown, Pennsylvania 18104    Fordham University from 1985 to
                                 1992; Chairman of Arthur R. Taylor & Co.
                                 (Investment firm); and Director of
                                 Louisiana Land & Exploration Company and
                                 Pitney Bowes, Inc from 1982 to 1997.

                                                                                                     Shares of
                                                                                                    Common Stock
                                                                                                    of the Fund
                                      Principal Occupations                                         Beneficially
  Name and Address                   During Past Five Years                          Director          Owned at
      of Nominee                   and Public Directorships(1)             Age        Since         March 31, 2000
      ----------                   ---------------------------             ---        -----         --------------

John F. Wallace(3)               Vice President of the Fund from 1997 to   71         1993              1,000
180 Maiden Lane                  2000 and Secretary and Treasurer of the
New York, New York 10038         Fund from 1993 to 1997; Senior Vice
                                 President of NAM-U.S.A. from 1981 to
                                 2000, Secretary from 1976 to 2000,
                                 Treasurer from 1984 to 2000 and Director
                                 from 1986 to 2000.


----------
(1) Each of the nominees is also a director of Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc., investment companies for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.


(2)   Member of Audit Committee and Nominating Committee of the Board of
      Directors.

(3) "Interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

(4) Effective June 1, 1999, Nobuo Katayama was elected a Director of the Fund to fill the vacancy created by the resignation of Haruo Sawada.

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominat-ing Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

      During the fiscal year ended October 31, 1999, the Board of Directors held 5 meetings, and the Audit Committee held two meetings and the Nominating Committee held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

      Interested Persons. The Fund considers two nominees, Messrs. Katayama and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act. Mr. Katayama is President of the Fund, the President and a director of NAM-U.S.A. Mr. Wallace is a former Vice President of the Fund and a former Senior Vice President, Secretary, Treasurer and director of NAM-U.S.A.

      Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $26,467 for the fiscal year ended October 31, 1999.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all investment companies managed by NAM-U.S.A. or advised by NAM:

                          Aggregate          Pension or Retirement      Total Compensation from
                        Compensation        Benefit Accrued as Part of   Fund Complex Paid to
                        from Fund For        Fund Expenses for its       Directors During the
                    its Fiscal Year Ended     Fiscal Year Ended          Calendar Year Ended
Name of Director       October 31, 1999        October 31, 1999           December 31, 1999*
----------------       ----------------        ----------------           ------------------
William G. Barker.....      $8,000                   None                     $32,500
George H. Chittenden..      $8,000                   None                     $32,500
Nobuo Katayama........          --                   None                          --
Chor Weng Tan.........      $7,500                   None                     $30,500
Arthur R. Taylor......      $8,000                   None                     $32,500
John F. Wallace.......          --                   None                          --


----------
* In addition to the Fund, the "Fund Complex" includes Jakarta Growth
Fund, Inc., Japan OTC Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc. Because the Funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the directors is provided as of December 31, 1999.


      Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                              Shares of
                                                                                            Common Stock
                                                                                             of the Fund
                                                                                            Beneficially
                                                                                  Officer      Owned at
Name and Principal Occupation During Past Five Years        Office        Age      Since    March 31, 2000
----------------------------------------------------        ------       ---       -----    --------------
Nobuo Katayama .........................................  President       52       1999           -0-
  President and Director of  NAM-U.S.A.  since 1999,
    Marketing Officer of NAM from 1997 to 1999, Director
    and Chief Portfolio Manager of NAM from 1993 to 1997.

Keisuke Haruguchi......................................   Vice President  49       1999           -0-
  Senior Vice  President  and Director of NAM-U.S.A.
    since 1999,  Senior  Manager of NAM from 1997 to
    1998;  Manager  of The  Nomura  Securities  Co.,
    Ltd. from 1994 to 1996.

David G. Stoeffel......................................   Vice President  41       1999           -0-
  Senior Vice President of NAM-U.S.A. since 1999,
    Vice President since 1998, Eastern Division
    Manager of Brinson Funds from 1997 to 1998,
    Northeast Region Funds Coordinator of
    Prudential Investments from 1994 to 1997.

John J. Boretti........................................   Secretary and   47       1997           -0-
  Senior Vice  President of  NAM-U.S.A.  since 1996,      Treasurer
    Vice  President and Chief  Financial  Officer of
    Kidder  Peabody  Asset   Management,   Inc.  and
    Kidder,  Peabody Mutual Funds and Vice President
    of Kidder, Peabody & Co. Inc. from 1993 to 1995.

      Stock Ownership. At March 31, 2000, the Directors and officers of the Fund as a group (9 persons) owned an aggregate of 4,500 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. Mr. Katayama, President of the Fund and Mr. Haruguchi Vice President of the Fund, together own less than 1% of the shares of The Nomura Securities Co., Ltd. ("Nomura"), an affiliate of both NAM-U.S.A. and NAM.



                PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS


      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of PricewaterhouseCoopers llp ("PWC"), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 2000. PWC has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.


      PWC also acts as independent accountants for Nomura and certain of its affiliated entities, including NAM-U.S.A., and for three other investment companies for which NAM-U.S.A. acts as manager. The Board of Directors of the Fund considered the fact that PWC has been retained as the independent accountants for these other entities in its evaluation of the ability of PWC to also function in that capacity for the Fund.


      A representative of PWC is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.


     PROPOSAL 3, APPROVAL OR DISAPPROVAL OF THE MANAGEMENT AND ARRANGEMENT

      NAM-U.S.A. has served as the management company for the Fund since the Fund commenced operations in 1993. NAM-U.S.A. provides management and administrative services, including administering shareholder accounts and handling shareholder relations, to the Fund. NAM-U.S.A. is an affiliate of both Nomura and NAM. The existing agreement between the Fund and NAM-U.S.A. is referred to below as the Interim Management Agreement.

      Following changes in Japanese regulations, Nomura has announced that it intends to reorganize into a holding company. As part of the process toward the holding company concept, Nomura has increased its share ownership in NAM from 4.99% to a majority shareholder positioning with an ultimate goal of acquiring 100% of NAM. At March 31, 2000, Normura had acquired 73.8% of the outstanding voting shares of NAM and NAM had increased its share ownership in NAM-U.S.A. from approximately 88% to 100%.

      NAM-U.S.A. has advised the Board of Directors and the Fund that the changes in the ownership structure of NAM-U.S.A. and NAM are not expected to affect the day-to-day operations or portfolio management, respectively, of the Fund. However, these changes may constitute an "assignment" of the relevant contracts under the Investment Company Act, which resulted in a termination of the Former Management Agreement. Accordingly, with the ownership changes in NAM-U.S.A. and NAM and in order to ensure the continuity of management services provided to the Fund by NAM-U.S.A., the Board of Directors of the Fund approved, under the Investment Company Act of 1940 Rule 15a-4, the interim Management Agreement (the "Interim Management Agreement") for up to 150 days after the termination of the former agreement while the Fund seeks shareholder approval of a new agreement. A new management agreement between the Fund and NAM-U.S.A. (the "New Management Agreement") is proposed to be approved by a majority of the Fund's shareholders.

      The Interim Management Agreement under which the Fund is operating after the ownership change is substantially identical to the agreement under which the Fund currently operates. The services to be approved by NAM-U.S.A. after the ownership change will be identical to the services currently provided by NAM-U.S.A. NAM-U.S.A. has further advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NAM-U.S.A. As described below, the proposed new agreement does not alter the rate of management compensation presently payable by the Fund.

      In their consideration of the New Management Agreement, the Board of Directors received information relating to, among other things, alternatives to the present arrangement, the nature, quality and extent of the management and other services to be provided to the Fund by NAM-U.S.A., and other comparative data with respect to the management fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The Independent Directors also considered NAM-U.S.A.'s representations that there will be no material adverse change in the services provided to the Fund after the ownership change, the relative profitability of the present arrangement to NAM-U.S.A., and information about the services to be performed and the personnel performing such services under the proposed agreement. The Independent Directors were advised by separate counsel in connection with their review of the management arrangements of the Fund. After considering the factors stated above, the Board of Directors approved the New Management Agreement of the Fund.

      If approved by the Fund's shareholders at the Meeting, the New Management Agreement will remain in effect until June 1, 2002, unless terminated as described below. The former Management Agreement was last approved by the Fund's shareholders on September 24, 1997. Although the management and investment advisory arrangements consist of two separate contracts, neither of the agreements will become effective unless both are approved by shareholders.


Information Concerning NAM-U.S.A.


      NAM-U.S.A. provides global investment advisory services, primarily with respect to Japanese and other Pacific Basin securities, for U.S. institutional clients. NAM-U.S.A. acts as one of the investment advisors to five other investment companies, three of which are U.S. registered investment companies. At March 31, 2000, NAM-U.S.A. is a wholly owned subsidiary of NAM.


      The following table sets forth the name, title and principal occupations of the principal executive officer and each director of NAM-U.S.A. effective April 1, 2000.


      Name*                 Title with NAM-U.S.A.                Present Principal Occupation
      -----                 ---------------------                ----------------------------
Nobuo Katayama..........  Director and President            Director and President of NAM-U.S.A.

John J. Boretti.........  Senior Vice President             Senior Vice President and Compliance Officer
                           and Compliance Officer            of NAM-U.S.A.

Keisuke Haruguchi.......  Director, Senior Vice Director,   Senior Vice President and Treasurer
                            President and Treasurer          of NAM-U.S.A.

Michael A. Morrongiello.. Senior Vice President             Senior Vice President of NAM-U.S.A.

      Name*                 Title with NAM-U.S.A.                Present Principal Occupation
      -----                 ---------------------                ----------------------------
Kenneth L. Munt........   Senior Vice President             Senior Vice President and Secretary
                           and Secretary                     of NAM-U.S.A.

David G. Stoeffel......   Senior Vice President             Senior Vice President of NAM-U.S.A.

Marti G. Subrahmanyam..   Director                          Professor of Finance and Economics, New York
                                                             University, Leonard N. Stern School of
                                                             Business Administration


----------
* The address of Messrs. Katayama, Boretti, Haruguchi, Morrongiello, Munt, Stoeffel and Subramanyam, is 180 Maiden Lane, New York, New York 10038.

Terms of the New Management Agreement


      A copy of the form of the New Management Agreement is set forth as Exhibits A. Set forth below is a summary of the terms of that agreement. As discussed above, the proposed agreement is substantively identical to the agreement under which the Fund currently operates. The proposed agreement does not change the amount of management fees payable by the Fund.


      Under the New Management Agreement, NAM-U.S.A. agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM-U.S.A. is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. NAM-U.S.A. is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. Pursuant to such agreement, NAM-U.S.A. is authorized to retain NAM to act as an investment advisor for the Fund.

Compensation And Expenses


      As described above, the management compensation presently payable by the Fund will remain the same under the proposed contractual arrangement. As compensation for its services to the Fund, NAM-U.S.A. will receive a monthly fee, computed daily, at the annual rate of 1.10% of the value of the Fund's average weekly net assets. NAM-U.S.A. will pay NAM monthly fees at the annual rate of .55% of the Fund's average weekly net assets. The fee payable to NAM-U.S.A. is higher than that paid by most management investment companies, but NAM-U.S.A. believes it is comparable to fees paid by other international funds. For the services it rendered during the fiscal year ended October 31, 1999, the Fund accrued, under generally accepted accounting principles, fees of $447,245 and paid NAM-U.S.A. fees of $423,031 on a cash basis. At March 31, 2000, the net assets of the Fund aggregated approximately $50.8 million. At this net asset level, the annual management fee would aggregate approximately $558,000.

      The New Management Agreement obligates NAM-U.S.A. to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of NAM-U.S.A. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal, tax and auditing services, costs of printing proxies, listing fees, stock certificates, shareholder reports, prospectuses, charges of the custodian, sub-custodians and transfer agent, Securities and Exchange Commission (the "Commission") fees, expenses of registering the shares under Federal, state and foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily/weekly calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

      For the fiscal year ended October 31, 1999, the Fund paid brokerage commissions of $97,380. Nomura earned $9,938 (10.2%) in commission from the Fund on the execution of such portfolio security transactions. In addition, the Fund purchased a security in an initial public offering from an unaffiliated broker dealer for a total of $16,536 where Nomura was co-manager.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-U.S.A. and their affiliates act as manager:

                                                                                        Approximate
                                                                                       Net Assets at
                                                                                       March 31, 2000
   Investment Company                 Annual Advisory Fees                               (Millions)
   ------------------                 --------------------                               ----------
Jakarta Growth Fund, Inc.                                                                   $11.2
Manager:                       Management Fee:
NAM-U.S.A.                     1.10% of net assets.

Japan OTCEquity Fund, Inc.                                                                 $255.3
Manager:                       Management Fee:
NAM-U.S.A.                     1.10% of net assets not in excess of $50 million,
                               1.00% of net assets in excess of $50 million, but
                               not exceeding $100 million, .90% of net assets
                               in excess of $100 million but not exceeding $175
                               million, and .80% of net assets in excess of $175
                               million.

Nomura Pacific Basin Fund, Inc.                                                             $18.6
Manager:                       Management Fee:
NAM-U.S.A.                     .75% of net assets.(1)

(1) For the fiscal year ended March 31, 2000 NAM-U.S.A. waived its entire management fee.

      Duration and Termination. As indicated above, the New Management Agreement will remain if effect until June 1, 2002, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

     PROPOSAL 4, APPROVAL OR DISAPPROVAL OF THE INVESTMENT ADVISORY ARRANGEMENT

      NAM, the sole shareholder of NAM-U.S.A., has served as the investment adviser for the Fund since the Fund commenced operations in 1993. NAM is a subsidiary of Nomura, which is the largest securities company in Japan. NAM provides economic research, securities analysis and investment recommendations to the Fund. The existing agreement between NAM-U.S.A. and NAM is referred to below as the Interim Investment Advisory Agreement.

      As described above, following changes in Japanese regulations, Nomura has announced that it intends to reorganize into a holding company. As part of the process toward the holding company concept, Nomura has increased its share ownership in NAM from 4.99% to a majority shareholder positioning with the ultimate goal of acquiring 100% of NAM. At March 31, 2000, Nomura had acquired 73.8% of the outstanding voting shares of NAM.

      NAM-U.S.A. has advised the Board of Directors and the Fund that the changes in NAM-U.S.A. and NAM are not expected to affect the day-to-day operations or portfolio management, respectively, of the Fund. However, these changes may constitute an "assignment" of the relevant contracts under the Investment Company Act, which resulted in a termination of the former Investment Advisory Agreement. Accordingly, with the ownership changes in NAM-U.S.A. and NAM and in order to ensure the continuity of investment advisory services provided to the Fund by NAM, the Board of Directors of the Fund approved, under the Investment Company Act of 1940 Rule 15a-4, the interim Investment Advisory Agreement (the "Interim Investment Advisory Agreement") for up to 150 days after the termination of the former agreement while the Fund seeks shareholder approval of a new agreement. A new investment advisory agreement between NAM-U.S.A. and NAM (the "New Investment Advisory Agreement") is proposed to be approved by a majority of the Fund's shareholders.

      The Interim Investment Advisory Agreement and the proposed New Investment Advisory Agreement under which the Fund is operating after the ownership change are substantially identical to the agreement under which the Fund currently operates. The services to be approved by NAM after the ownership change will be identical to the services currently provided by NAM. NAM-U.S.A. has further advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NAM. As described below, the proposed new agreement does not alter the rate investment advisory compensation presently payable by NAM-U.S.A. to NAM. The Fund does not compensate NAM for its investment advisory services.

      In their consideration of the above agreements, the Board of Directors received information relating to, among other things, alternatives to the present arrangements, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM, and other comparative data with respect to the management fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The Independent Directors also considered NAM's representations that there will be no material adverse change in the services provided to the Fund after the ownership change, the relative profitability of the present arrangements to NAM, and information about the services to be performed and the personnel performing such services under the proposed agreements. The Independent Directors were advised by separate counsel in connection with their review of the investment advisory arrangements of the Fund. After considering the factors stated above, the Board of Directors investment advisory agreement of the Fund.

      If approved by the Fund's shareholders at the Meeting, the New Investment Advisory Agreement will remain in effect until June 1, 2002, unless terminated as described below. The former Investment Advisory Agreement was last approved by the Fund's shareholders on September 24, 1997. Although the management and investment advisory arrangements consist of two separate contracts, neither of the agreements will become effective unless both are approved by shareholders.


Information Concerning NAM

      NAM provides investment advisory services for Japanese and international clients. In addition to the Fund, NAM acts as an investment advisor with respect to the following registered investment companies: Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc.

      The following table sets forth the name, title and principal occupation of the principal executive officers of NAM.

      Name*                 Title with NAM                       Present Principal Occupation
      -----                 --------------                       ----------------------------
Hitoshi Tonomura......    Chairman                          Chairman of NAM

Akira Kiyokawa........    President and CEO                 President and CEO of NAM

Atsushi Kinebuchi ....    Executive Managing Director       Executive Managing Director of NAM

Takanori Tanabe.......    Executive Managing Director       Executive Managing Director of NAM

Hisaaki Hino..........    Executive Managing Director       Executive Managing Director of NAM

Kenjiro Hayashi.......    Director                          Executive Vice President of Nomura Research Institute Ltd.

Haruo Miyako..........    Senior Executive OfficerSenior    Executive Officer of NAM

Yasuo Takebayashi.....    Senior Executive OfficerSenior    Executive Officer of NAM

Takanori Shimiziu.....    Senior Executive OfficerSenior    Executive Officer of NAM

Akio Nakaniwa.........    Senior Executive OfficerSenior    Executive Officer of NAM

Hiroshi Tsujimura.....    Executive Officer                 Executive Officer of NAM

Yukio Suzuki..........    Executive Officer                 Executive Officer of NAM

Mitsunori Minamio.....    Executive Officer                 Executive Officer of NAM

Yasunobu Watase.......    Executive Officer                 Executive Officer of NAM

Naotake Hirasawa......    Executive Officer                 Executive Officer of NAM

Takashi Harino........    Executive Officer                 Executive Officer of NAM

Takahide Mizuno ......    Executive Officer                 Executive Officer of NAM

Yuji Miyachi..........    Executive Officer                 Executive Officer of NAM

Takahisa Matsuura.....    Executive Officer                 Executive Officer of NAM

Masato Tanaka.........    Executive Officer                 Executive Officer of NAM

----------
* The address of the principal executive officer and each director is 1-14, 2-chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

Terms of the New Investment Advisory Agreement

      A copy of the form of the New Investment Advisory Agreement is set forth as Exhibits B. Set forth below is a summary of the terms of that agreement. As discussed above, the proposed agreement is substantively identical to the agreement under which the Fund currently operates. The proposed agreement does not change the amount of investment advisory fees payable by NAM-U.S.A. to NAM.

      Pursuant to the New Investment Advisory Agreement between NAM-U.S.A. and NAM, NAM agrees to furnish NAM-U.S.A. with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM will not be responsible for the actual portfolio decisions of the Fund.

Compensation and Expenses

      As described above, the investment advisory compensation presently payable by NAM-U.S.A. to NAM will remain the same under the proposed contractual arrangements. As compensation for its services to the Fund, NAM-U.S.A. will pay NAM monthly fees at the annual rate of .55% of the Fund's average weekly net assets. For the services rendered during the fiscal year ended October 31, 1999, NAM-U.S.A. accrued, under generally accepted accounting principles, fees of $223,623 and paid NAM fees of $211,517 on a cash basis. At March 31, 2000, the net assets of the Fund aggregated approximately $50.8 million. At this net asset level, the fee received by NAM from NAM-U.S.A. would aggregate approximately $279,000.

      The New Investment Advisory Agreement obligates NAM to provide economic research, securities analysis and investment recommendations to the Fund.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM and its affiliates act as investment advisor:

                                                                                        Approximate
                                                                                       Net Assets at
                                                                                       March 31, 2000
   Investment Company                 Annual Advisory Fees                               (Millions)
   ------------------                 --------------------                               ----------
Jakarta Growth Fund, Inc.(1)                                                                $11.2
Investment Advisor:            Investment Advisory Fee:
NAM                            .50% of net assets; paid by NAM-U.S.A.

Japan OTC Equity Fund, Inc.                                                                $255.3
Investment Advisor:            Investment Advisory Fee:
NAM                            .50% of net assets not in excess of $50 million,
                               .45% of net assets in excess of $50 million but
                               not exceeding $100 million, .40% of net assets in
                               excess of $100 million, but not exceeding $175
                               million, and .35% of net assets in excess of $175
                               million paid by NAM-U.S.A.

Nomura Pacific Basin Fund, Inc.                                                             $18.6
Investment Advisors:           Investment Advisory Fee:
NAM                            .26125% of net assets; paid by NAM-U.S.A.
                               to NAM(2)
NAM-Singapore                  .0275% of net assets; paid by NAM-U.S.A.
                               to NAM-Singapore(2)

----------
(1) Nomura Asset Management Singapore Ltd. ("NAM-Singapore"), which is an affiliate of NAM-U.S.A. and NAM, acts as investment sub-advisor to Jakarta Growth Fund, Inc. for which it receives compensation of .25% of net assets paid by NAM.

(2) For the fiscal year ended March 31, 2000, NAM and NAM-Singapore waived their entire investment advisory fee.

      Duration and Termination. As indicated above, the New Investment Advisory Agreement will remain in effect until June 1, 2002, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

      PROPOSAL 5. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INDUSTRY CONCENTRATION TO PERMIT THE FUND TO INVEST UP TO 35% OF ITS TOTAL
                         ASSETS IN CERTAIN INDUSTRIES.

      The Board of Directors has approved, and recommends that the shareholders of the Fund approve, a proposal that would modify the Fund's fundamental policy concerning industry concentration to permit the Fund to invest, under certain circumstances, up to 35% of its total assets in the securities of companies whose principal business activities are in the same industry. The Fund's current fundamental policy concerning concentration provides that the Fund may not:

      Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry.

      If the proposal is approved, the Fund would adopt the following fundamental policy concerning concentration. The Fund may not:


      purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in companies whose principal business activities are in the same industry, except that the Fund may purchase the securities of any issuer, if as a result, no more than 35% of the Fund's total assets would be invested in any industry that accounts for more than 20% of the Korean market as a whole, as measured by an index determined by NAM-U.S.A. to be an appropriate measure of the Korean market.

      The Investment Company Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by stockholder vote). The Securities and Exchange Commission has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. However, a fund is permitted to retain the freedom of action to invest more than 25% of its total assets in an industry provided it specifies the conditions under which it intends to do so. In determining the percentage of the Fund's total assets to invest in a particular industry, NAM-U.S.A. will consider a variety of factors including, but not limited to, political, economic and financial developments affecting the global and Korean economies, the condition and growth potential of the particular industry and NAM-U.S.A.'s assessment of companies within that industry.

      The proposed policy would permit the Fund to invest up to 35% of its total assets in any industry that made up more than 20% of the Korean market as represented by an index determined by NAM-U.S.A. to be an appropriate measure of the Korean market. NAM-U.S.A. recommended this change to the Board of Directors in recognition of the fact that the Korean market tends to be more concentrated in individual industries than the U.S. market. As a result, it may not be possible for the Fund to keep pace with Korean benchmarks or to overweight specific industries relative to benchmarks without investing more than 25% of its total assets in an industry (or in each of several industries) from time to time. The amended concentration policy would provide the Fund flexibility to overweight or underweight industries in a region relative to the local market benchmarks and give the Fund greater flexibility to respond to changing market conditions.

      The Korea Composite Stock Price Index is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. NAM-U.S.A. currently believes this index is an appropriate measure of the Korean market, based on index characteristics including the percentage of the total market capitalization covered, economic sector and industry representation, and the types and liquidity of securities that make up the index. NAM-U.S.A. could use different indexes or additional indexes to represent the local markets in the future, if those indexes were determined to be appropriate based on these factors. For any index that is selected, NAM-U.S.A. intends to measure the percentage of the index represented by each industry no less frequently than once per month.

      As of March 31, 2000, two industries represented over 20% of the Korean market. The electrical/semi-conductor and telecommunications industries accounted for approximately 23% and 26%, respectively, of the market as represented by the Korea Composite Stock Price Index.

      As a result of the amended concentration policy, the Fund may concentrate a larger percentage of its investments in a limited number of industries, such as the electrical/semi-conductor or telecommunications industries. As a result there is a risk that the Fund's investments will perform poorly during a downturn in any of the industries in which its investments are concentrated because each investment has a greater effect on the Fund's performance. Both the electrical/semi-conductor and telecommunications industries are strongly affected by worldwide scientific and technological developments, and government regulations, that may have an adverse effect on the companies within those industries, which may affect the Fund's investments.

      Providing the Fund with the ability to invest up to 35% of its total assets in one or more industries would allow the Fund to respond to changing market conditions by overweighting or underweighting each industry relative to the local market benchmarks. The amended policy may expose the Fund to greater risk, however, to the extent that the particular industry or industries in which it invests is sensitive to adverse changes in economic or political conditions.

      The Board has concluded that the proposal will benefit the Fund and its shareholders. The Directors recommend voting FOR the proposal. Upon shareholder approval, the proposed policy will become effective immediately. If the proposal is not approved by the shareholders of the Fund, the Fund's current policy will remain in effect.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The City of London Investment Group PLC, an English Corporation, ("COL") has reported a 9.88% beneficial ownership of the Fund's Common Stock. COL is located at 10 Eastcheap, London EC3M1LX England.

      The MP Emerging Markets Country Fund, a business trust organized under the laws of the State of Delaware, ("MPEM Country Fund") has reported a 5.99% beneficial ownership of the Fund's Common Stock. MPEM Country Fund is loceaated at 10 Eastcheap, London EC3M1LX England.

      To the knowledge of the management of the Fund, the persons listed below are the only beneficial owners of more than 5% of the Fund's outstanding shares.


                                        Shares of Common Stock the     Percentage of the Fund's
                                          Fund Beneficially Owned         Common Stock Owned
    Name of Beneficial Owner                 at March 31, 2000              March 31, 2000
    ------------------------                 -----------------              --------------
City of London Investment Group PLC. ...        830,400                     9.88%

MP Emerging Markets Country Fund...........     503,600                     5.99%


                             ADDITIONAL INFORMATION


      The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund, except to the extent such expenses are attributable to the proposed new management and investment advisory agreements in which case they will be borne by NAM-U.S.A. The Fund's cost in connection with the printing, mailing and solicitation of proxies relating to the Meeting will not exceed $18,000. Any costs relating to the above services in excess of $18,000 will be borne by NAM-U.S.A. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Corporate Investor Communications, Inc., ("CIC"), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $3,500, together with reimbursement of such firm's expenses. CIC is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker dealers, telephonic communication with shareholders and broker dealers and monitoring of voting results.

      The election of Directors (Proposal 1) requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Ratification of the selection of independent accountants (Proposal 2) requires the affirmative vote of a majority of shares present and voting on the proposal at a meeting at which a quorum is present.

      Approval of each of the Management Agreement (Proposal 3), the Investment Advisory Agreement (Proposal 4) and the amendment of the Fund's fundamental investment limitation concerning industry concentration to permit the Fund to invest up to 35% of its total assets in certain industries (Proposal 5) requires the vote of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act, is the vote (a) 67% or more of the shares of the Fund present at the meeting of its shareholders if more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares whichever is less. If the Management and Investment Advisory agreements are not approved by shareholders at the Meeting, the Board of Directors will reconsider the Fund's management and investment advisory arrangements. If the proposal to amend the fundamental investment limitation concerning industry concentration is not approved by the shareholders of the Fund, the Fund's current policy will remain in effect.

      The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the Fund on behalf of its beneficial shareholders, will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. Under the rules of the New York Stock Exchange and the Osaka Securities Exchange, broker-dealers and the JSCC, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on the election of Directors (Proposal 1) and the ratification of the selection of the independent accountants (Proposal 2) if no instructions have been received prior to the date specified in the broker-dealer firm's or the JSCC's request for voting instructions. Broker-dealer firms, including the JSCC, will not be permitted to grant voting authority without instructions with respect to Proposals 3-5. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms and the JSCC to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors (Proposal 1) or the ratification of independent accountants (Proposal
2) . Abstentions and broker non-votes will have the same effect as a vote against the approval of each of the Management Agreement (Proposal 3) and Investment Advisory Agreement (Proposal 4) and the amendment of the fundamental investment limitations concerning industry concentration to permit the Fund to invest up to 35% of its total assets in certain industries (Proposal 5).

Address of Manager and Investment Advisor


      The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038-4936. The address of NAM is 1-14, 2-chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.


Annual Report Delivery


      The Fund sends annual, semi-annual and quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and any semi-annual and quarterly reports succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038-4936 (or call 1-800-833-0018).

Proposals of Shareholders

      Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by November 1, 2000.
                                        By Order of the Board of Directors


                                                  John J. Boretti
                                                     Secretary

New York, New York
Dated: May 10, 2000

                                                                       Exhibit A

                              MANAGEMENT AGREEMENT

      AGREEMENT made this ____ day of ____, 2000, by and between KOREA EQUITY FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund"), and NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager").

                              W I T N E S S E T H:

      WHEREAS, the Fund is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                              Duties of the Manager

      The Fund hereby retains the Manager to act as the manager of the Fund and to furnish the Fund with the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

      (a) Management and Administrative Services. The Manager shall perform, or supervise the performance of, the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Manager shall provide the Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the Fund, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall generally monitor the Fund's compliance with investment policies and restrictions as set forth in filings made by the Fund under Federal securities laws. The Manager shall make reports to the Board of Directors of the Fund of the performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Manager and each of its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      (b) Investment Advisory Services. The Manager shall provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund. The Manager shall act as investment adviser to the Fund and as such shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Manager shall make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Manager shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers and dealers and the placing of such orders, the Manager is directed at all times to seek to obtain executions and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the filings made by the Fund under Federal securities laws. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it, or the Fund, is affiliated.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      (a) The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Fund and all directors of the Fund who are "affiliated persons" (as defined in the Investment Company Act) of the Manager.

      (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: organization costs, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses, charges of the Custodian, any Sub-Custodian and Transfer and Dividend Disbursing Agent, expenses of portfolio transactions, Securities and Exchange Commission and stock exchange fees, expenses of registering the Fund's shares under Federal, state and foreign laws, expenses of administering any dividend reinvestment plan (except to the extent set forth in such plan), fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other like expenses properly payable by the Fund.

                                   ARTICLE III

                           Compensation of the Manager

      For the services rendered, the equipment and facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, at the annual rate of 1.10% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, minus the sum of liabilities of the Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined. It is understood that one-half of such compensation is being paid by the Fund to the Manager, as agent for the Investment Adviser referenced in Article IV hereof, and that the Manager will remit such compensation to the Investment Adviser pursuant to the Investment Advisory Agreement referenced in such Article IV.

                                   ARTICLE IV

                     Limitation of Liability of the Manager

      The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article V, the term "Manager" shall include any affiliates of the Manager performing services for the Fund contemplated hereby and directors, officers and employees of the Manager as well as that corporation itself.

                                    ARTICLE V

                            Activities of the Manager

      The services of the Manager to the Fund are not to be deemed to be exclusive, the Manager and any person controlled by or under common control with the Manager (for purposes of this Article VII referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Manager and its affiliates are or may become similarly interested in the Fund, and that the Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE VI

                   Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force until ____ __, 2002 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE VII

                           Amendments of the Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.

                                  ARTICLE VIII

                          Definitions of Certain Terms

      The terms "vote of a majority of outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                  Governing Law

      This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        KOREA EQUITY FUND, INC.



                                        By
                                          --------------------------------------
                                          David G. Stoeffel
                                          Vice President


                                        NOMURA ASSET MANAGEMENT U.S.A. INC.


                                        By
                                          --------------------------------------
                                          Nobuo Katayama
                                          President

                                                                       EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made this ____ day of ____ 2000, by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager"), and NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser").

                              W I T N E S S E T H :

      WHEREAS, Korea Equity Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Manager has entered into a management agreement with the Fund of even date herewith (the "Management Agreement"); and

      WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                        Duties of the Investment Adviser

      Subject to the broad supervision of the Manager and the Fund, the Investment Adviser shall provide the Manager with such economic research, securities analysis and investment recommendations as the latter may from time to time consider necessary for the proper supervision of the Fund's assets. The Investment Adviser shall continuously review the Fund's holdings and shall make recommendations as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III

                     Compensation of the Investment Adviser

      For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 0.55% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV

                Limitation of Liability of the Investment Adviser

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.

                                    ARTICLE V

                      Activities of the Investment Adviser

      The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for the purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager or the Fund as shareholder or otherwise.

                                   ARTICLE VI

                   Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force until ____ __, 2002 and thereafter, but only so long as the Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the parties. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Management Agreement.

                                   ARTICLE VII

                          Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with applicable requirements under the Investment Company Act.

                                  ARTICLE VIII

                          Definitions of Certain Terms

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                  Governing Law

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        NOMURA ASSET MANAGEMENT U.S.A. INC.


                                        By
                                          --------------------------------------
                                           Nobuo Katayama
                                           President


                                        NOMURA ASSET MANAGEMENT CO., LTD.


                                        By
                                          --------------------------------------
                                           Hisaaki Hino
                                           Executive Managing Director

                             KOREA EQUITY FUND, INC.

                                 180 Maiden Lane

                          New York, New York 10038-4936

                                      PROXY

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Nobuo Katayama and John J. Boretti as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Korea Equity Fund, Inc. (the "Fund") held of record by the undersigned on March 31, 2000 at the Annual Meeting of the Shareholders of the Fund to be held on June 19, 2000 or any adjournment thereof.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

-----------------------------------           ---------------------------------
-----------------------------------           ---------------------------------
-----------------------------------           ---------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


KOREA EQUITY FUND, INC.

Please be sure to sign and date this Proxy    Date

Mark box at right if an address change or comment has been noted on the
reverse side of this card.                           [ ]

Shareholder sign here------------------------------------Co-owner sign here


THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" ALL PROPOSALS

1. Election of Directors.

                                                For                   For All
                                                All         With-     Nominees
William G. Barker, Jr.   Chor Weng Tan       Nominees       hold       Except
George H. Chittenden     Arthur R. Taylor
Nobuo Katayama           John F. Wallace       [ ]           [ ]        [ ]

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the nominee(s)' name(s). Your shares will be voted for the remaining nominee(s).

2. Proposal to ratify the selection of         For    Against  Abstain
   PricewaterhouseCoopers LLP as the
   independent accountants of the Fund.        [ ]      [ ]      [ ]


3. Proposal to approve a new Management        For    Against  Abstain
   agreement between the Fund and Nomura
   Asset Management U.S.A. Inc.                [ ]      [ ]      [ ]

4. Proposal to approve a new Investment        For    Against  Abstain
   Advisory Agreement between Nomura Asset
   Management U.S.A. Inc. and Nomura Asset     [ ]      [ ]      [ ]
   Management Co., Ltd.

5. Proposal to amend the Fund's                For    Against  Abstain
   fundamental investment limitation
   concerning industry concentration to        [ ]      [ ]      [ ]
   permit the Fund to invest up to 35% of
   its total assets in certain industries.

6. In the discretion of such proxies, upon     For    Against  Abstain
   such other business as may properly
   come before the meeting or any              [ ]      [ ]      [ ]
   adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5 and 6.


RECORD DATE SHARES: